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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):              April 11, 2003
------------------------------------------------               --------------



                                  POPULAR, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)




COMMONWEALTH OF PUERTO RICO         NO. 0-13818            NO. 66-0416582
----------------------------        -----------           ------------------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)          Identification No.)



            209 MUNOZ RIVERA AVENUE
              HATO REY, PUERTO RICO                        00918
    ---------------------------------------            ---------------
    (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code: (787) 765-9800
                                                           --------------



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         On April 11, 2003, Popular, Inc. (the "Corporation") announced in a news release its operational results for the quarter ended March 31,2003. A copy of the Corporation's release, dated April 11, 2003, is attached hereto as
Exhibit 99(a) and is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------

         (c) Exhibits

         99(a) News release dated April 11, 2003, announcing the Corporation's consolidated earnings for the quarter ended March 31, 2003.



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    POPULAR, INC.
                                    -------------
                                    (Registrant)






Date:  April 11, 2003               By:  /s/ Amilcar L. Jordan
       --------------                    ---------------------
                                    Name:  Amilcar L. Jordan, Esq.
                                    Title: Senior Vice President and Comptroller









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                                  EXHIBIT INDEX



Exhibit Number                          Description
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
99(a)                         News release, dated April 11, 2003